UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 405-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2010, AXIS Capital Holdings Limited, a Bermuda company, issued a press release reporting its first quarter 2010 results and the availability of its first quarter 2010 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Investment Portfolio Supplemental Information and Data is attached as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated April 26, 2010.

99.2	First quarter 2010 Financial Supplement.

99.3	Investment Portfolio Supplemental Information and Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2010

AXIS CAPITAL HOLDINGS LIMITED

By:	/S/ RICHARD T. GIERYN, JR.
Richard T. Gieryn, Jr.
General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release dated April 26, 2010.

99.2	First quarter 2010 Financial Supplement.

99.3	Investment Portfolio Supplemental Information and Data.